Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002

I, Richard J. Leimbach, Chief Financial Officer of Telkonet, Inc. (the “Company”), certify that:

(1)    The Annual Report on Form 10-K of the Company for the period ended December 31, 2006 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard J. Leimbach
Richard J. Leimbach
Chief Financial Officer
March 3, 2008